UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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Hyperfine, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts!
HYPERFINE, INC. 2025 Annual Meeting Vote by May 18, 2025 11:59 PM ET

HYPERFINE, INC. 351 NEW WHITFIELD ST. GUILFORD, CONNECTICUT 06437, UNITED STATES

V68282-P29251

You invested in HYPERFINE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held virtually via live audio webcast on May 19, 2025.

Get informed before you vote

View the Notice, Proxy Statement, Form of Proxy and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1. Election of Directors

Nominees:
1a. R. Scott Huennekens	For
1b. Maria Sainz	For
1c. John Dahldorf	For
1d. Ruth Fattori	For
1e. Jonathan M. Rothberg, Ph.D.	For
1f. Daniel J. Wolterman	For
2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	For

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V68283-P29251